Gavekal KL Allocation Fund
Advisor Class
(Ticker Symbol: GAVAX)
Institutional Class
(Ticker Symbol: GAVIX)
A series of the Investment Managers Series Trust

Supplement dated September 26, 2016 to the
Summary Prospectus dated January 4, 2016 and
Prospectus dated January 1, 2016

Effective September 30, 2016, the redemption fee for the Gavekal KL Allocation Fund (the “Fund”) will be removed. As a result, effective September 30, 2016, all references to the redemption fee in the Prospectus are deleted in their entirety.

Please file this Supplement with your records.